Provisions	9 Months Ended
Mar. 31, 2024
Provisions [Abstract]
Provisions
Note 12. Provisions

	31 Mar 2024	30 Jun 2023
	$‘000	$‘000
Current liabilities
Non-refundable sales tax and other provisions	11,498	6,172

Total Provisions	11,498	6,172

Non-Refundable Sales Tax
The Canada Revenue Agency (“CRA”) is currently conducting an audit of input tax credits (“ITCs”) claimed by several of the Group’s Canadian subsidiaries. The CRA has issued an assessment in relation to one of the subsidiaries which, the Directors believe may be applied across the Group’s Canadian subsidiaries. Under the proposed decision, the CRA has noted that ITCs claimed by the Group would be allowed. However, the Canadian subsidiaries would also be required to remit an amount of 5% on services exported to the Australian parent under an intercompany service agreement. The export of services typically attracts a 0% rate of GST in Canada. If GST were to apply to these services at a rate of 5%, the Australian parent may not be permitted to recover this tax.

The Group has submitted additional information to the CRA to further support the ITCs claimed and the 0% rate applied to the exported services and submitted a formal notice of objection to the CRA in November 2022. The CRA has acknowledged receipt of the appeal application and further correspondence was received from the CRA in April 2024. The Group is currently reviewing this correspondence and will respond accordingly.

Recent amendments made to Canadian Tax legislation in June 2023 are being considered by the relevant subsidiaries and the CRA. In March 2024, the CRA issued interpretation guidance on the new legislation and in light of this the relevant subsidiaries submitted additional requests to the CRA to further support its entitlement to claim the ITCs. The affected subsidiaries continue to accrue a provision in line with the aforementioned methodology.